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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07677

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

7500 Old Georgetown Road, Suite 700 Bethesda, Maryland	20814
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management     7500 Old Georgetown Road     Bethesda, MD 20814

(Name and address of agent for service)

Registrant's telephone number, including area code: (301) 650-0059

Date of fiscal year end:     September 30, 2013

Date of reporting period:    March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND
PVALX

Semi-Annual Report

March 31, 2013
(Unaudited)

THE PROFIT FUND
LETTER TO SHAREHOLDERS

Dear Profit Shareholder,

During the six months that ended on March 31, 2013, The Profit Fund (PVALX) had a total return of 9.21% while the S&P 500 Index, the Fund’s primary benchmark, appreciated 10.19%. Below we review the highlights of the past six months (4Q12 and 1Q13).

4Q12 Market Review

4Q ended on the heels of a third quantitative easing program. Market participants had to deal with volatility arising from uncertainty over the Presidential elections and the deal or no-deal antics of politicians on the fiscal cliff. For those that did care to look at fundamentals, economic data seems to be improving, albeit at a slow pace. While roughly 60% of companies beat expectations during the 4Q earnings season, it was hard to find much optimism, as demand uncertainty persisted for a number of companies.

Our belief that accommodative global policy actions would force investors to increase their risk appetites into stocks has so far been wrong. The S&P 500 returned a negative 1% in 4Q. Risk appetite did increase, although the primary beneficiary has been holders of bonds. High yield spreads continued to decrease, about 50bps (or 50/100 of 1%). Even though bonds have had a good run, yields may shrink even further as the Federal Reserve (the “Fed”) embarked on a major policy shift linking the federal funds rate with certain economic indicators. In our view, the federal funds rate will remain at historic lows as long as the unemployment rate is above 6.5% or as long as inflation remains no more than a half percentage point above the Fed’s 2% target.

President Obama’s re-election in November certainly helped remove some policy uncertainty in the U.S., although investors were clearly betting on the perceived pro-business candidate, Romney, to win the election. The immediate 5% sell-off after the November elections reversed and waned as the media sensationalized the perceived risks over the fiscal cliff. The U.S. technically went over the fiscal cliff on January 1, 2013 only for politicians in the Senate and House of Representatives to pass a bipartisan bill which increased tax rates for individual taxpayers with incomes above $400,000 and married couples with incomes above $450,000. More importantly, the 2% payroll tax cut expired, meaning all Americans experienced a net tax increase and will have less disposable income.

1Q13 Market Review

The S&P 500 reached an all-time high on the last trading day of 1Q. For the quarter, the S&P 500 closed up 10%. The last time this index was near today’s levels was in late 2007 when unemployment was below 5%, the housing market was peaking, and both consumer and investor sentiment was wildly positive. Today the economic environment and general market sentiment seems a bit unsteady, though improving. Today there is certainly none of the euphoria of 2007 when seemingly everyone had a Midas touch.

As we’ve noted a number of times in the past, as an investor it’s difficult to be bearish in the face of constant market stimulation created by the Fed and other central banks. In the U.S. economic data continues to improve as unemployment claims dropped to recent lows and the much beleaguered housing market rebounds (both home prices and construction activity are on the upswing). The hard-nosed consumer is also adding to economic activity by shrugging off a number of challenges and continuing to spend. The February retail sales report (+1.1% vs. expectations of +0.5%) rose by the most in five months as an improving job market and stronger household wealth cushioned the effect of higher payroll taxes. The retail sales gains were even more impressive when considering that in addition to the full impact of higher taxes consumers faced high gas prices, delayed tax refunds, and widespread inclement weather. Although the market is arguably no longer cheap, the S&P 500 trading at roughly a 15x P/E ratio is certainly more reasonable than the 20x multiple in 2007.

Outlook

For the time being, the uninterrupted streak of higher market moves will likely continue as the Fed’s mandate will keep interest rates low, giving investors little choice but to put money in stocks. We expect any market correction to be relatively shallow (in the magnitude of roughly 5%) as consumer and investor psyche, in our opinion, are still rising after witnessing higher home prices and a bull market run in stocks. What concerns us is the Fed’s ability and timing to pull back liquidity and allow interest rates to move higher.

The Profit Fund (PVALX) Performance:

The Profit Fund underperformed the S&P 500 by 98bps during the six months ended March 31, 2013. Below are the key stocks that helped our performance and some that detracted from our performance during that time period.

Gainers

•
Apple (AAPL) – AAPL was down for the six-month period ended March 31, 2013. Our 3.8% weight in the stock is less than the 5.9% benchmark weight, allowing us to pick up 60bps of positive attribution. We’ve been underweight Apple for quite some time (internal risk controls limit positions to 5% of the portfolio), even though we are bullish on the company’s future prospects. The current valuation of the stock is enticing to us.

•
Celgene (CELG) – CELG was up for the six-month period ended March 31, 2013. CELG shares traded higher on investor excitement over new products that we believe will drive revenues, add to margin expansion, and ultimately accelerate earnings per share (“EPS”) growth. CELG started the year off on a positive note as the company preannounced 4Q12 EPS ahead of expectations, provided bullish forward guidance, and expanded the potential use of their drug apremilast to those people impacted by psoriasis. Shares of CELG were further boosted when the company announced full Phase III results for the use of apremilast in treating people with psoriasis. The results strongly suggest apremilast’s efficacy is comparable or superior versus methotrexate the leading oral psoriasis therapy. In addition, apremilast’s safety profile will likely differentiate the drug versus existing therapies.

•
HCA Holdings (HCA) – HCA was up for the six-month period ended March 31, 2013. Shares of HCA reacted favorably to management’s comments and confidence, at an industry conference, where investors gained comfort in the company’s ability to grow their core business despite the many headwinds faced from healthcare reform and reimbursement rate uncertainties. Management indicated that low-single-digit organic earnings growth is reasonable when considering a weak macroeconomic environment. Shares of HCA were further boosted when a favorable sell-side research report recommended not only HCA but other hospital stocks. Although shares of HCA are up nicely this year the stock should continue to perform well as the company will benefit from the many uninsured patients who get health coverage due to the Affordable Care Act.

Detractors

•
Akamai (AKAM) – AKAM was down for the six-month period ended March 31, 2013. AKAM reported a quarterly result with revenue modestly below the mid-point of guidance due to a drop-off in e-commerce growth. However, profitability was better than expected due to some efficiencies. More importantly AKAM announced that additional reinvestments across sales distribution and development are needed and will weigh on future operating and earnings margins with the related revenue benefit unlikely to be realized until late 2013 and into 2014. Management reiterated the need for reinvestment at AKAM’s analyst day. In addition, management spoke about their desire to utilize cash for M&A rather than share repurchases. Investor concerns that near-term margins will be impacted are short sighted in our opinion. AKAM continues to have several large secular opportunities across IP video delivery, mobile, security, and enterprise cloud adoption – and the company’s new investments will better position them for long-term growth.

•
VMware (VMW) – VMW was down for the six-month period ended March 31, 2013. VMW reported a quarterly result that was relatively in line with expectations but short of increasing expectations given the stock’s run-up prior to the earnings announcement. VMW’s initial 2013 outlook was quite poor as they guided 2013 revenue growth well below expectations. Management is concerned about the macro backdrop in both the U.S. and Europe in the first half of the year (and factored that into guidance), and they called out a soft federal government vertical that saw bookings decline in 2012 versus 2011. VMW also announced organizational changes and disclosed plans of eliminating 6.5% of the workforce as they look to deemphasize certain product areas and focus on their core software-defined data center, hybrid cloud, and end user computing markets. VMW stock will likely remain range-bound for the time being as investors wait for additional details on when growth will resume.

•
EMC Corp (EMC) – EMC was down for the six-month period ended March 31, 2013. Despite reporting a good quarter with revenue and EPS above expectations, 2013 guidance was light and back-half loaded. FY’13 guidance was tempered by caution on infrastructure demand. Management admitted that federal government orders could be even more challenging in 2013 given tighter budgets. We believe that the recent selloff in EMC shares has created an attractive investment opportunity; it is our belief that EMC will lead the network storage industry for years to come. We expect EMC to leverage their existing assets to capture a growing share of IT spending over the long run.

We want to thank you for your investment and we look forward to continuing to serve you.

Eugene A. Profit
CEO& Portfolio Manager
Profit Investment Management

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Funds website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

The Profit Fund vs S&P 500 Index
Sector Diversification
As of March 31, 2013
(Unaudited)

Top Ten Equity Holdings
March 31, 2013
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	3.5%
Microsoft Corp.	3.1%
NIKE, Inc. - Class B	3.0%
PepsiCo, Inc.	2.8%
FedEx Corp.	2.7%
Visa, Inc. - Class A	2.7%
General Electric Co.	2.6%
Home Depot, Inc. (The)	2.5%
Celgene Corp.	2.5%
QUALCOMM, Inc.	2.5%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS
March 31, 2013 (Unaudited)

Shares	Common Stocks — 97.4%	Value
	Consumer Discretionary — 12.6%
	Internet & Catalog Retail — 1.4%
735	Amazon.com, Inc. (a)	$195,870

	Multiline Retail — 3.9%
5,570	Dollar Tree, Inc. (a)	269,755
3,870	Target Corp.	264,902
		534,657
	Specialty Retail — 4.3%
4,980	Home Depot, Inc. (The)	347,504
630	Tiffany & Co.	43,810
1,880	Tractor Supply Co.	195,764
		587,078
	Textiles, Apparel & Luxury Goods — 3.0%
6,890	NIKE, Inc. - Class B	406,579

	Consumer Staples — 5.8%
	Beverages — 2.8%
4,937	PepsiCo, Inc.	390,566

	Food & Staples Retailing — 3.0%
2,210	Costco Wholesale Corp.	234,503
2,050	Whole Foods Market, Inc.	177,838
		412,341
	Energy — 5.7%
	Energy Equipment & Services — 3.5%
3,840	National Oilwell Varco, Inc.	271,680
2,490	Oil States International, Inc. (a)	203,109
		474,789
	Oil, Gas & Consumable Fuels — 2.2%
3,290	Exxon Mobil Corp.	296,462

	Financials — 6.9%
	Capital Markets — 3.5%
2,098	Franklin Resources, Inc.	316,399
1,130	Goldman Sachs Group, Inc. (The)	166,279
		482,678
	Commercial Banks — 1.2%
4,483	Wells Fargo & Co.	165,826

	Consumer Finance — 1.1%
2,180	American Express Co.	147,063

	Insurance — 1.1%
1	Berkshire Hathaway, Inc. - Class A (a)	156,280

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 97.4% (Continued)	Value
	Health Care — 18.2%
	Biotechnology — 3.7%
1,570	Amgen, Inc.	$160,941
2,973	Celgene Corp. (a)	344,600
		505,541
	Health Care Equipment & Supplies — 3.3%
1,670	Cooper Cos., Inc. (The)	180,160
5,930	Medtronic, Inc.	278,473
		458,633
	Health Care Providers & Services — 6.8%
5,810	Aetna, Inc.	297,007
2,315	Express Scripts Holding Co. (a)	133,460
6,850	HCA Holdings, Inc.	278,315
2,490	MEDNAX, Inc. (a)	223,179
		931,961
	Pharmaceuticals — 4.4%
3,500	Abbott Laboratories	123,620
3,500	AbbVie, Inc.	142,730
6,830	Mylan, Inc. (a)	197,660
4,970	Pfizer, Inc.	143,434
		607,444
	Industrials — 12.5%
	Aerospace & Defense — 2.1%
3,025	United Technologies Corp.	282,626

	Air Freight & Logistics — 5.0%
3,830	FedEx Corp.	376,106
3,610	United Parcel Service, Inc. - Class B	310,099
		686,205
	Industrial Conglomerates — 4.1%
2,050	3M Co.	217,936
15,150	General Electric Co.	350,268
		568,204
	Trading Companies & Distributors — 1.3%
3,170	United Rentals, Inc. (a)	174,255

	Information Technology — 29.9%
	Communications Equipment — 2.5%
5,092	QUALCOMM, Inc.	340,909

	Computers & Peripherals — 7.8%
1,082	Apple, Inc.	478,926
12,726	EMC Corp. (a)	304,024
5,730	Western Digital Corp.	288,104
		1,071,054

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 97.4% (Continued)	Value
	Information Technology — 29.9% (Continued)
	Internet Software & Services — 7.7%
6,400	Akamai Technologies, Inc. (a)	$225,856
5,305	eBay, Inc. (a)	287,637
400	Google, Inc. - Class A (a)	317,612
9,625	Yahoo!, Inc. (a)	226,476
		1,057,581
	IT Services — 2.7%
2,170	Visa, Inc. - Class A	368,553

	Software — 9.2%
2,715	Citrix Systems, Inc. (a)	195,914
14,790	Microsoft Corp.	423,142
7,380	Oracle Corp.	238,669
9,770	Symantec Corp. (a)	241,124
1,970	VMware, Inc. (a)	155,394
		1,254,243
	Materials — 3.8%
	Chemicals — 3.8%
3,550	E. I. du Pont de Nemours and Co.	174,518
4,870	Eastman Chemical Co.	340,267
		514,785
	Telecommunication Services — 2.0%
	Diversified Telecommunication — 2.0%
7,450	AT&T, Inc.	273,341

	Total Common Stocks (Cost $9,915,430)	$13,345,524

Shares	Money Market Funds — 2.4%	Value
167,171	Fidelity Institutional Government Portfolio, 0.01% (b)	$167,171
167,169	Wells Fargo Advantage Heritage Fund - Institutional Class, 0.05% (b)	167,169
	Total Money Market Funds (Cost $334,340)	$334,340

	Total Investment Securities at Value — 99.8% (Cost $10,249,770)	$13,679,864

	Other Assets in Excess of Liabilities — 0.2%	24,974

	Net Assets — 100.0%	$13,704,838

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2013.

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$10,249,770
At value (Note 2)	$13,679,864
Cash	3,153
Receivable for capital shares sold	850
Receivable from Adviser (Note 4)	5,987
Dividends receivable	8,574
Other assets	28,443
TOTAL ASSETS	13,726,871

LIABILITIES
Payable for capital shares redeemed	1,503
Payable to administrator (Note 4)	6,000
Accrued distribution fees (Note 4)	5,766
Other accrued expenses and liabilities	8,764
TOTAL LIABILITIES	22,033

NET ASSETS	$13,704,838

Net assets consist of:
Paid-in capital	$9,670,044
Distributions in excess of net investment income	(184)
Accumulated net realized gains from security transactions	604,884
Net unrealized appreciation on investments	3,430,094
Net assets	$13,704,838

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	616,508

Net asset value, offering price, and redemption price per share (Note 2)	$22.23

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME
Dividends	$129,055

EXPENSES
Investment advisory fees (Note 4)	47,923
Professional fees	25,178
Accounting services fees (Note 4)	15,000
Administration fees (Note 4)	12,000
Distribution expense (Note 4)	11,227
Transfer agent fees (Note 4)	9,000
Registration and filing fees	8,551
Insurance expense	6,757
Trustees’ fees (Note 4)	5,000
Reports to shareholders	4,743
Postage and supplies	4,187
Custodian and bank service fees	3,282
Other expenses	6,024
TOTAL EXPENSES	158,872
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(72,610)
NET EXPENSES	86,262

NET INVESTMENT INCOME	42,793

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	697,350
Net change in unrealized appreciation (depreciation) on investments	415,735

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,113,085

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,155,878

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2013 (Unaudited)	Year Ended September 30, 2012
FROM OPERATIONS
Net investment income	$42,793	$21,971
Net realized gains from security transactions	697,350	724,468
Net change in unrealized appreciation (depreciation) on investments	415,735	2,311,403
Net increase in net assets from operations	1,155,878	3,057,842

FROM DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(52,950)	(13,418)
From net realized gains from security transactions	(596,573)	—
Decrease in net assets from distributions to shareholders	(649,523)	(13,418)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	645,251	1,542,967
Reinvestment of distributions to shareholders	551,129	11,579
Payments for shares redeemed	(628,625)	(1,863,645)
Net increase (decrease) in net assets from capital share transactions	567,755	(309,099)

TOTAL INCREASE IN NET ASSETS	1,074,110	2,735,325

NET ASSETS
Beginning of period	12,630,728	9,895,403
End of period	$13,704,838	$12,630,728

ACCUMULATED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(184)	$9,973

CAPITAL SHARE ACTIVITY
Shares sold	30,528	76,894
Shares issued in reinvestment of distributions to shareholders	27,069	632
Shares redeemed	(29,539)	(95,419)
Net increase (decrease) in shares outstanding	28,058	(17,893)
Shares outstanding, beginning of period	588,450	606,343
Shares outstanding, end of period	616,508	588,450

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:

	Six Months Ended March 31, 2013 (Unaudited)		Year Ended Sept. 30, 2012	Year Ended Sept. 30, 2011		Year Ended Sept. 30, 2010		Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008
Net asset value at beginning of period	$21.46		$16.32	$16.96		$15.50		$16.18	$22.86

Income (loss) from investment operations:
Net investment income (loss)	0.07		0.04	0.00	(a)	(0.06)		(0.02)	(0.09)
Net realized and unrealized gains (losses) on investments	1.80		5.12	(0.64)		1.52		(0.15)	(4.04)
Total from investment operations	1.87		5.16	(0.64)		1.46		(0.17)	(4.13)

Less distributions:
From net investment income	(0.09)		(0.02)	—		—		—	—
From net realized gains from security transactions	(1.01)		—	—		—		(0.51)	(2.55)
Total distributions	(1.10)		(0.02)	—		—		(0.51)	(2.55)

Net asset value at end of period	$22.23		$21.46	$16.32		$16.96		$15.50	$16.18

Total return (b)	9.21%	(c)	31.66%	(3.77%	)	9.42%		(0.29% )	(20.12% )

Net assets at end of period (000’s)	$13,705		$12,631	$9,895		$10,626		$8,882	$8,441

Ratio of total expenses to average net assets	2.48%	(e)	2.34%	2.19%		2.76%		3.53%	3.34%

Ratio of net expenses to average net assets (d)	1.35%	(e)	1.35%	1.43%		1.75%		1.75%	1.75%

Ratio of net investment income (loss) to average net assets (d)	0.67%	(e)	0.19%	0.01%		(0.41%	)	(0.14% )	(0.48% )

Portfolio turnover rate	32%	(c)	33%	37%		29%		31%	40%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Ratio was determined after advisory fee waivers and expense reimbursements (Note 4).

(e)	Annualized.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

1. Organization

The Profit Fund (the “Fund”) is a diversified series of The Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The Profit Fund commenced the public offering of its shares on November 15, 1996.

The Profit Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price or, if there is no reported sale on the valuation date, at the most recently quoted bid. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities (and other assets) for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy (see next page), depending on the inputs used. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments by security type as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$13,345,524	$—	$—	$13,345,524
Money Market Funds	334,340	—	—	334,340
Total	$13,679,864	$—	$—	$13,679,864

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued by industry type. As of March 31, 2013, the Fund did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Fund as of March 31, 2013. It is the Fund’s policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are paid at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

from GAAP. Dividends and distributions are recorded on the ex-dividend date. The tax character of the Fund’s distributions paid during the periods ended March 31, 2013 and September 30, 2012 was as follows:

Periods Ended	Ordinary Income	Long-term Capital Gains	Total Distributions
March 31, 2013	$52,950	$596,573	$649,523
September 30, 2012	$13,418	$—	$13,418

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis as of March 31, 2013:

Cost of portfolio investments	$10,249,770
Gross unrealized appreciation	$3,520,729
Gross unrealized depreciation	(90,635)
Net unrealized appreciation	3,430,094
Other net gains	604,700
Distributable earnings	$4,034,794

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2009 through September 30, 2012) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the six months ended March 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $3,959,682 and $4,117,163, respectively.

4. Transactions with Related Parties

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

The Trust pays each Trustee who is not an “interested person” of the Trust a per meeting fee of $1,250. Trustees who are “interested persons” of the Trust do not receive compensation from the Fund.

MANAGEMENT AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. Under the Management Agreement, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.75% of its average daily net assets.

The Adviser has contractually agreed until at least February 1, 2014 to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses to limit its total ordinary operating expenses to 1.35% per annum of its average daily net assets. As a result

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

of this agreement, during the six months ended March 31, 2013, the Adviser waived all of its investment advisory fees in the amount of $47,923 and reimbursed other operating expenses totaling $24,687.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets based on current asset levels, subject to a minimum monthly fee of $2,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records for the Fund. For these services, Ultimus receives a fee from the Fund, based on current asset levels, of $2,500 per month. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

PLAN OF DISTRIBUTION
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the “Plan”) under which the Fund may incur expenses related to the distribution and promotion of its shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $11,227 under the Plan during the six months ended March 31, 2013.

DISTRIBUTION AGREEMENT
The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually from the Trust for such services.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Sector Risk

If the Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio will be adversely affected. As of March 31, 2013, the Fund had 29.9% of the value of its net assets invested in stocks within the information technology sector.

6. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2012) and held until the end of the period (March 31, 2013).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)
(Continued)

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,092.10	$7.04
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.20	$6.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.35% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the continuance of the Fund’s Management Agreement with the Adviser. Approval took place at an in-person meeting held on November 16, 2012, at which all the Trustees were present.

In the course of their consideration of the Management Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the following factors:

(i)
The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to the Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser’s compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser’s key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to the Fund by the Adviser were satisfactory.

(ii)
The investment performance of the Fund and the Adviser. In this regard, the Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Russell 1000 Growth Index and averages of comparably managed mutual funds over various periods ended September 30, 2012. The Independent Trustees were also provided with comparative performance information for funds of comparable size that are categorized by Morningstar as “Large Cap Growth” funds. The Independent Trustees considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies. The Independent Trustees noted that the Fund’s performance over the 1 year, 5 year and 10 year periods ended September 30, 2012 exceeded that of the average and median performance for Large Cap Growth funds with assets of $50 million or less, as reported by Morningstar. It was also noted that the Fund’s performance over the 1 year, 5 year and 10 year periods ended September 30, 2012 exceeded the S&P 500 Index, its primary benchmark. The Independent Trustees concluded that the Fund’s performance record has been satisfactory.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited) (Continued)

(iii)
The costs of the services provided and profits realized by the Adviser from its relationship with the Fund. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of the Fund. The Independent Trustees reviewed the rate of the management fee paid under the Management Agreement and compared it to the average management fee ratios of similarly managed mutual funds, as reported by Morningstar. They also compared the total operating expense ratio of the Fund with average expense ratios of representative funds. The Independent Trustees considered that, based on the comparative information provided, the management fee of 0.75% is comparable to the average and median management fees paid by other Large Cap Growth funds with net assets of $50 million or less. The Independent Trustees further noted that the Fund’s overall expense ratio (after fee waivers and expense reimbursements) of 1.35% was in line with the average and median expense ratios for its peer group of Large Cap Growth funds of comparable size. The Independent Trustees took into account that the Adviser waived all of its management fees and reimbursed a significant amount of other operating expenses during the fiscal year ended September 30, 2012. It was noted by the Independent Trustees that the Adviser has yet to recognize a profit with respect to its services to the Fund and, in fact, has incurred significant losses over the life of the Fund. The Independent Trustees reviewed the unaudited balance sheet of the Adviser as of December 31, 2011 and determined that the Adviser has the financial resources necessary to manage the Fund. The Independent Trustees also considered the “fallout benefits” to the Adviser, including the research services received by the Adviser as a result of the placement of the Fund’s brokerage. Following further consideration of the foregoing and the Adviser’s commitment to limit the overall expense ratio of the Fund at 1.35% until at least February 1, 2014, the Independent Trustees concluded that the Fund’s investment management fees are reasonable.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Independent Trustees considered that, over the life of the Fund, the Adviser has received little or no management fees because it was subsidizing the Fund to reduce its operating expenses, and has committed to continue to cap expenses of the Fund. The Independent Trustees discussed that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, the Independent Trustees determined that it is not necessary or appropriate to introduce fee breakpoints at the present time.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT
(Unaudited) (Continued)

Conclusion. The Independent Trustees concluded that, based on the long-term performance of the Fund, they believe that the Adviser has provided quality advisory services to the Fund. The Independent Trustees further concluded that the Fund’s management fee (0.75% per annum) and expense ratio after fee waivers (1.35% per annum) are fair and reasonable given the quality of services provided by the Adviser, the relatively small size of the Fund, and the absence to date of any profits accruing to the Adviser from the Management Agreement.

The Trustees, including all the Independent Trustees, concluded that approval of the continuance of the Management Agreement was in the best interests of the Fund and its shareholders.

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PROFIT FUNDS INVESTMENT TRUST
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
7500 Old Georgetown Road, Suite 700
Bethesda, Maryland 20814
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s current prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	May 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President

Date	May 28, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	May 28, 2013

*	Print the name and title of each signing officer under his or her signature.